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                                                                   EXHIBIT 10.16

CONFIDENTIAL TREATMENT REQUESTED


                     AMENDMENT NO. 1 TO COAL SALES AGREEMENT

         This AMENDMENT NO. 1 TO COAL SALES AGREEMENT (this "Amendment") dated February 28, 2001, by and between PONTIKI COAL, LLC, a Delaware limited liability company, successor by merger to Pontiki Coal Corporation ("Seller"), and AEI COAL SALES COMPANY, INC., a Kentucky corporation ("Buyer").

                                    RECITALS

         A. Buyer and Seller are parties to that certain Coal Sales Agreement #PON98-01, dated October 3, 1998 (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

         B. Buyer and Seller wish to amend certain provisions of the Agreement, as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises hereby made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Amendments.  The Agreement is hereby amended as follows:

                  (a) All references in the Agreement to "Pontiki Coal Corporation" are hereby deleted in their entirety and replaced with "Pontiki Coal, LLC."

                  (b) All references in the Agreement to "MAPCO Coal Sales" and "MAPCO Coal Sales, a division of MAPCO Coal, Inc." are hereby deleted in their entirety and replaced with "Alliance Coal Sales, a division of Alliance Coal, LLC."

                  (c) All references in the Agreement to "A.E.I. Coal Sales, Inc." are hereby deleted in their entirety and replaced with "AEI Coal Sales Company, Inc."

                  (d) A second sentence is hereby added to the "QUANTITY" section of the Agreement as follows: "Notwithstanding anything else contained in this Agreement, in addition to the ***** net tons currently committed to be delivered during *****, Seller shall deliver an additional ***** net tons ratably over the last ***** of said year. The purchase price for said tons shall be $***** per net ton if paid via ***** Payment, or $***** per net ton if Seller has exercised its option for Buyer to pay via ***** Payment pursuant to Section 1(e) of this Amendment, and the Btu specifications for said tons shall be the amended Btu specifications set forth in this Amendment."

----------
*****denotes confidential information with respect to which a separate confidential treatment request has been filed with the Securities and Exchange Commission.



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                  (e) The section of the Agreement entitled "PRICE" is hereby deleted in its entirety and replaced with the following:

              "PRICE/PAYMENT: Seller shall have the option (exercisable in accordance with the next two sentences) to require payment by Buyer by
         (a) ***** or (b) *****; provided, however, that nothing herein shall abrogate Seller's rights at law or equity, including under KRS Section
         *****.

   "***** PRICE:            Pontiki Mine
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****

   "***** PRICE:            Pontiki Mine
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****
                         ***** thru *****                 Invoice Price FOB Railcars at Mine            $*****

         ***** Seller's wire account instructions are as follows:

         Alliance Coal, LLC
         c/o Bank One, NA. Chicago, IL
         ABA No. 071000013
         Account No. 55-63968.

         Remittance may come directly from Buyer, *****, ***** or other customers of Buyer acceptable to Seller. *****

                  (f) The section of the Agreement entitled "QUALITY SPECIFICATIONS" is hereby deleted in its entirety and replaced with the following:


"QUALITY SPECIFICATIONS:                      Minimum             Maximum        Typical           Condition
------------------------
Pontiki Mine           BTU                    *****/LB                            *****/LB         As Received
                       Moisture                                     *****%                         As Received
                       Ash                                          *****%                         As Received
                       S02/MMBtu                                    *****LB                        As Received


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Size:    2" x 0"

Above mine specs apply on a monthly weighted average basis, except as otherwise provided in Attachment A. The coal shall comply with all other quality specifications set forth in Attachment A."

                  (g) The section of the Agreement entitled "PREMIUM/PENALTY PROVISIONS" is hereby deleted in its entirety and replaced with the following:

         "PREMIUM/PENALTY AND TONNAGE ADJUSTMENT PROVISIONS:

         Quality adjustments calculated on semi-monthly weighted average. Fractions pro rata.

         Btu: Premium/Penalty of $*****/nt for each ***** Btu above/below *****. $***** x ((Actual-*****) / *****) x tons received = Adjustment.

         ***** Seller shall invoice Buyer for quality adjustments and estimate-to-actual tonnage adjustments with shipment dates and actual weights.

         See Attachment A for additional premium/penalty provisions."

                  (h) The section of the Agreement entitled "PAYMENT TERMS" is hereby deleted in its entirety and not replaced.

                  (i) The section of the Agreement entitled "GOVERNMENT ACTION" is hereby deleted in its entirety and replaced with the following:

         "GOVERNMENTAL ACTION: Seller will receive the benefit of Buyer's Governmental Action Clause with Customer, a copy of which is attached as Exhibit A hereto and incorporated herein by reference."

                  (j) Section 2 of Attachment A is hereby deleted in its entirety and replaced with the following:

         "2. RISK OF LOSS. Upon completion of loading of a railcar, the risk of loss of coal in that railcar shall be Buyer's."

                  (k) The last sentence of Section 6 of Attachment A is hereby deleted in its entirety and replaced with the following: "Deliveries of coal excused by a circumstance of force majeure shall not be made up unless mutually agreed upon by the parties hereto.

                  (l) The subsection of Section 13 of Attachment A entitled "SO(2)" is hereby deleted in its entirety and replaced with the following:

         "S02. In no event shall any individual trainload shipment have sulfur in excess of ***** lbs. S02/MMBtu. Seller agrees to notify Buyer if any shipment of coal hereunder exceeds ***** lbs. S02/MMBtu within twenty-four (24) hours after it is loaded. Buyer shall have the right to reject or re-consign such shipment, at Seller's expense, in which event Seller shall reimburse Buyer for its actual costs incurred including, but not limited



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         to, rail transportation, diversion, rerouting and railcar demurrage;
         provided, however, that Buyer shall use commercially reasonable efforts to mitigate any such costs. In the event that Buyer and Buyer's customer accept the shipment and Buyer incurs penalties for excess S02/MMBtu from Buyer's customer, Seller shall reimburse Buyer any costs incurred in connection with such penalties including the cost of providing emission allowances; provided, however, that Buyer shall use commercially reasonable efforts to mitigate any such costs. Notwithstanding anything to the contrary set forth within this paragraph, before Buyer rejects or re-consigns a shipment or Buyer accepts the shipment and incurs penalties for excess S02/MMBtu from Buyer's customer, Buyer shall notify Seller of Buyer's intention to reject, re-consign or incur penalties, and Seller shall have the right to either (i) re-purchase the shipment from Buyer and immediately pay Buyer by wire transfer the payment Seller previously received from Buyer for such shipment or (ii) reduce Buyer's accounts receivable account balance for the value of such shipment if payment has not already been received by Seller from Buyer for such shipment, after which, in either case of (i) or (ii), Seller shall regain title to and have the right to re-consign said shipment. Seller shall reimburse Buyer for its actual rail related transportation costs (if any) incurred set forth hereinabove within this paragraph as a result of Seller re-consigning any such shipment, which re-consignment shall be at Seller's expense."

                  (m) Section 15 of Attachment A is hereby deleted in its entirety and replaced with the following: "Seller may, but shall not be required to, supply coal from other sources that conform to the coal quality requirements of the Agreement, provided that Seller shall give Buyer at least forty-five (45) days prior notice thereof. The cost of such substitute coal shall not exceed the delivered cost per ton for coal to be supplied from the source mine shown on the face of this Agreement, and Seller shall bear any increased transportation costs. Any substitute coal that Seller may provide shall be sold to Buyer under the same terms and conditions of this Agreement. Seller's right to furnish substitute coal shall not affect it right to claim force majeure because of events occurring at the mine."

                  (n) Section 17 of Attachment A is hereby deleted in its entirety and replaced with the following:

          "17. No Defaults. The parties hereto mutually acknowledge and agree that: (a) as of the date of this Amendment no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under the Agreement; and (b) all amounts due and owing under this Agreement as of the date hereof have been satisfied by the party responsible for such payments (other than with respect to payments for any premium or penalty adjustments still outstanding in the ordinary course of business)."

                  (o) Section (a)(1) of Attachment B to the Agreement is hereby deleted in its entirety and replaced with the following:

         "(1) On or prior to the first (1st) day of each calendar month during the term hereof, Seller shall provide Buyer with a tentative schedule of monthly coal shipments during the next calendar month. Buyer


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                  shall promptly review this schedule and notify Seller of any modifications within ten (10) business days of receipt. Buyer and Seller shall then agree on the tentative monthly shipping schedule for the next calendar month on or prior to the twentieth (20th) day of such calendar month."

         2. Conflicting Language. To the extent that any language contained in the Agreement conflicts with any language contained in this Amendment, the language contained in this Amendment shall control.

         3. Counterparts. The Amendment may be executed in any number of counterparts, including by means of facsimile, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         4. Ratification As Amended. Except as amended by this Amendment, the Agreement remains unchanged and in full force and effect.











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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first set forth above.

SELLER:                                 PONTIKI COAL, LLC

                                        By:  /s/ GARY J. RATHBURN
                                           -------------------------------------

                                        Name: Gary J. Rathburn
                                              ----------------------------------

                                        Title: Senior Vice President - Marketing
                                              ---------------------------------

BUYER:                                  AEI COAL SALES COMPANY, INC.

                                        By:  /s/ MARC MERRITT
                                             ----------------------------------

                                        Name: Marc Merritt
                                              ---------------------------------

                                        Title: President
                                              ---------------------------------





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CONFIDENTIAL TREATMENT REQUESTED


                      EXHIBIT A--GOVERNMENTAL ACTION CLAUSE

5.2 Buyer and Sellers recognize that the prices set forth in Paragraph 5.1 may require adjustment, either increase or decrease, because of the imposition of federal or state legislation or regulation after July 1, 1996, or any changes in the interpretation and enforcement of existing federal or state requirements after July 1, 1996, that impose or change a tax, assessment or other governmental charge based on the volume of tons produced or the price of coal sold by Sellers under this Agreement. In the event of such an imposition, either party may submit to the other party detailed documentation of the proposed price adjustment, and Sellers and Buyer shall meet to discuss and attempt to agree upon an adjustment to reflect the actual change in Sellers' costs.

         In the event that Sellers elect to supply coal from sources other than Marrowbone, the provisions of this Paragraph 5.2 shall only apply to the price of coal from such sources if (i) Sellers purchase such coal for resale to Buyer under a contract with a term of at least one (1) year, and (ii) the contract between Sellers and the supplier of such coal provides for the payment by Sellers to the supplier of the types of costs described in this Paragraph 5.2, including any such costs in effect at the time Sellers execute a contract for the purchase of coal from such sources.

         In the event that Sellers elect to blend coal subject to price adjustments pursuant to this Paragraph 5.2 with other coals, only the price for the percentage of such coal supplied to Sellers that is subject to this Paragraph 5.2 shall be adjusted.

         In the event Sellers and Buyer are unable to agree as to the amount the price per ton should be increased or decreased, then the matter shall be submitted to an independent third party experienced in the matters in question that is acceptable to both Sellers and Buyer. The cost of such third party shall be borne equally by Buyer and Sellers. The price increase or decrease per ton, as determined by the independent third party, shall be binding on both Sellers and Buyer; provided, however, that any increase shall not exceed the amount previously proposed by Sellers, and any decrease shall not exceed the amount previously proposed by Buyer. In the event a third party cannot be agreed upon, the provisions of Paragraph 18.0, Third Party Selection shall apply.

18.0 Third Party Selection. In the event that the parties are unable to agree upon an independent third party to resolve matters referenced in Paragraphs 5.2, 7.4, and/or 8.3, the Center for Public Resources, New York, shall appoint an independent third party qualified in such matters to render a binding decision regarding any such disagreement pursuant to these three Paragraphs.






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